Amendment No. 2 to the Loan Agreement
This Amendment No. 2 (“Amendment No. 2”), dated February 9, 2023, to that certain Loan and Security Agreement, dated August 8, 2022, as amended by that certain Amendment No. 1 to the Loan Agreement, effective as of November 8, 2022, by and among, WhiteHawk Capital Partners, LP, as Agent (“Agent”), Greenlane Holdings, Inc., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower, as Guarantors and the lenders from time to time party thereto (the “Lenders”) (the “Loan Agreement”). Each capitalized term not defined herein shall have the meaning assigned such term in the Loan Agreement. This Amendment No. 2 shall be effective upon the Amendment Closing Date (as defined below).
WHEREAS, the Borrower wishes to (i) prepay a portion of the principal of the Term Loan, (ii) terminate the Blocked Equity Account and release all funds in such Blocked Equity Account to the Borrower to effectuate such prepayment described in clause (i) above and (iii) obtain certain consents related to the operations of its business, each as more fully described herein; and
WHEREAS, Agent and the Lenders wish to provide such consents in connection with (i) such prepayment by Borrower, (ii) the termination of the Blocked Equity Account and release the proceeds thereof to effectuate such prepayment by Borrower and (iii) the Borrower completing certain transactions pursuant to the ERC Sale Documents (as defined below).
NOW, THEREFORE the parties agree as follows:
1.    Principal Prepayment.
(a)    Initial Prepayment Amount. Pursuant to Section 2.4 of the Loan Agreement (Optional Prepayment of Term Loan), the Borrower shall deliver, or cause to be delivered, a principal payment on the Term Loans in the amount of $5,718,000.00 (the “Initial Prepayment Amount”), plus the Early Termination Fee due on the Initial Prepayment Amount, plus any and all other interest, fees and expenses, for a total aggregate amount of $6,590,340.74 (the “Total Initial Prepayment Amount”) to the Agent for distribution to the Lenders on the Amendment Closing Date as a prepayment on the Term Loan; provided that:
(i)the parties shall release and deliver, or cause to be released and delivered, all monies currently held in the Blocked Equity Account (namely $5,718,000.00) to Borrower and Borrow shall deliver, or cause to be delivered, to the Agent for distribution to the Lenders to effectuate the payment of the Initial Prepayment Amount on the Amendment Closing Date; and
(ii)within ten (10) Business Days of the Amendment Closing Date, the Blocked Equity Account shall be closed.
(b)    Additional Prepayment Amounts.
(i)    Upon ERC Sale. Pursuant to Section 2.4 of the Loan Agreement (Optional Prepayment of Term Loan), in the event the Borrower completes the ERC Sale (as defined below) on terms reasonably and documentation acceptable to Agent, an equity raise, or any other financing for Net Proceeds of not less than $2,000,000.00, the Borrower shall deliver, or cause to be delivered, a principal payment on the Term Loans in the amount of $700,000.00, plus the Early Termination Fee due on such amount, plus any and all other interest, fees and expenses set forth in the Loan Agreement (collectively, the “ERC Prepayment Amount”) as a prepayment of the Term Loan within two (2) Business Days after the Borrower’s receipt of funds from such

ERC Sale, equity raise, or any other financing. The remaining proceeds from such ERC Sale, equity raise, or any other financing may be utilized at the Borrower’s discretion.
(ii)    Upon Banana G’s Sale. Pursuant to Section 2.4 of the Loan Agreement (Optional Prepayment of Term Loan), in the event the Borrower completes the Banana G’s Sale (as defined below), the Borrower shall deliver, or cause to be delivered, a principal payment on the Term Loans in an amount equal to one-half (1/2) of the Net Proceeds from the Banana G’s Sale, plus the Early Termination Fee due on such amount, plus any and all other interest, fees and expenses set forth in the Loan Agreement (collectively, the “Banana G’s Prepayment Amount”) as a prepayment of the Term Loan within two (2) Business Days after the Borrower’s receipt of funds from the Banana G’s Sale. The remaining proceeds from the Banana G’s Sale may be utilized at the Borrower’s discretion.
For the avoidance of doubt, in no event shall any required prepayments of principal related to any Borrowing Base shortfalls after the Amendment Closing Date count towards the Initial Prepayment Amount, the ERC Prepayment Amount or the Banana G’s Prepayment Amount or any prepayment interest and prepayment penalties on the Initial Prepayment Amount, the ERC Prepayment Amount or the Banana G’s Prepayment Amount under this Section 1.
2.    Blocked Equity Account Elimination.
(i)The requirement for a Blocked Equity Account shall be eliminated and the requirement to hold $1,000,000.00 or any monies in a Blocked Equity Account is hereby deleted. The last sentence of Section 2.2 of the Loan Agreement (Amortization, Mandatory Repayments and Prepayments of the Term Loan), shall be amended and restated in its entirety as follows:
“Notwithstanding the foregoing or anything to the contrary contained in this Agreement, with respect to the Prepayment Event described in clause (v) above, the Borrower shall make a payment of principal on the Term Loan within two (2) Business Days of the delivery of the Borrowing Base Certificate indicating the occurrence of such shortfall, in an amount equal to such Borrowing Base shortfall plus the applicable Early Termination Fee on such principal payment after the occurrence of such Prepayment Event.”
(ii)The definition for Blocked Equity Account in the Loan Agreement is hereby deleted.
(iii)The reference to the Blocked Equity Account contained in clause (c) under the definition of Borrowing Base is hereby deleted and replaced with “[reserved]”.
(iv)The following paragraph contained under the definition of Borrowing Base is hereby deleted in its entirety:
“The Blocked Equity Account, once established by the Borrower, will be subject to the sole dominion and control of Agent, provided that Agent shall release such amounts in the Blocked Equity Account at the request of Borrower if each of the following conditions are met: (i)

no Event of Default is then continuing; provided that if an Event of Default has occurred and is continuing, then Agent shall have the option to require the Borrower to sweep such amounts held in the Blocked Equity Account to make a payment on the Term Loan in accordance with Section 2.2, (ii) if the release of the requested amounts from the Blocked Equity Account would not cause a Default hereunder, (iii) the Loan Parties, taken as a whole, are Solvent and will continue to be Solvent immediately after giving effect to such release and (iv) there shall not be a shortfall with respect to the Borrowing Base immediately after giving effect to such release; provided, further, that once released, such release will be irrevocable and irreversible. Amounts withdrawn from the Blocked Equity Account may not be redeposited or replenished.”
(v)    The definition of Liquidity is hereby amended and restated in its entirety as follows:
“Liquidity” means, at any time, the aggregate amount of cash of the Borrower, including without limitation, cash, the source of which are the proceeds of the Term Loan, contained in any Deposit Account for which the Borrower has delivered to the Agent a Deposit Account Control Agreement or other documentation reasonably required by the Agent, each in form and substance reasonably satisfactory to the Agent, pursuant to which (i) the Agent has been granted a lien on and security interest in such account and all cash held from time to time therein with the lien priority required by the Financing Agreements and (ii) the Agent has been granted control over the amounts held from time to time therein; provided that for the avoidance of doubt, any cash funds in any Deposit Account (including the Deposit Accounts listed on Schedule 7), to the extent not subject to a Deposit Account Control Agreement after the date hereof, will not be included in the calculation of Liquidity.”
3.Deposit Account Control Agreements. Agent shall grant the Loan Parties sixty (60) days from the Amendment Closing Date to obtain Deposit Account Control Agreements (“DACAs”) for the accounts set forth on Schedule 1 to this Amendment No. 2. If the applicable Loan Party does not deliver to Agent a duly executed Deposit Account Control Agreements in respect of each Deposit Account listed on Schedule 1 hereto or (b) if such Deposit Accounts are not closed, in each case, within sixty (60) days of the Amendment Closing Date, then the amounts set forth in clause (iv)(x) and clause (iv)(y) of the definition of Excluded Accounts in the Loan Agreement shall be automatically reduced to $250,000.00.
4.Excluded Assets. Clause (v) under the definition of Excluded Assets in the Loan Agreement shall be amended to correct a clerical error in the original Loan Agreement, effective as of the date of the original Loan Agreement effective date, and it shall now read as follows:
“(v) the Specified Assets listed on Schedule 1.1 attached hereto, provided that, notwithstanding anything herein to the contrary, if the Specified Assets have not been sold by the timeframes set forth on Schedule 1.1 next to each respective Specified Asset, the Specified Assets shall be automatically, and without notice of any kind, deemed to be removed from the definition of Excluded Assets and shall be deemed Collateral on such date pursuant to documentation reasonably satisfactory to Agent and”.
5.Collateral Reporting.
(a)Section 7.1(a)(i) of the Loan Agreement (Collateral Reporting) is hereby amended and restated in its entirety as follows:
“(i)    on Friday of each week, a Borrowing Base Certificate setting forth the calculation of the Borrowing Base as of the Friday of the immediately preceding week as to the Inventory (provided, however, such calculation shall not include any updates for E&O adjustments which E&O adjustments shall only be calculated after the end of each month and included in the Borrowing Base Certificate which Borrower provides to Agent at the end of the third week of the month following the end of such month), duly completed and executed by the chief financial officer, vice president of finance, treasurer, controller, chief accounting officer and senior vice president – accounting & finance, or other similar financial officer of Borrower (or if no such officer has been appointed or elected, the sole member of the Borrower), together with all schedules required pursuant to the terms of the Borrowing Base Certificate duly completed, including but not limited to an inventory summary report by category as determined by Borrower in accordance with their current and prior inventory management policies (and upon Agent’s reasonable request, upon the occurrence and during the continuance of an Event of Default letter of credit inventory summary) and identifying where such Inventory is located;”.
(b)Section 7.1(a)(ii) and Section 7.1(a)(iii) of the Loan Agreement (Collateral Reporting) are hereby amended and restated in its entirety as follows:
“(ii) promptly after the end of (but in no event more than fifteen (15) Business Days thereafter) each fiscal month, so long as no Event of Default has occurred and is continuing (at any time an Event of Default has occurred and is continuing, weekly on each Wednesday (or if such day is not a Business Day, then the next succeeding Business Day)), a schedule and aging of the Borrower’s accounts payable, delivered electronically in a text formatted file reasonably acceptable to Agent;
(iii) promptly after the end of (but in no event more than fifteen (15) Business Days thereafter) each fiscal month, so long as no Event of Default has occurred and is continuing (at any time an Event of Default has occurred and is continuing, weekly on each Wednesday (or if such day is not a Business Day, then the next succeeding Business Day)), inventory summary reports by location and category of Inventory (including the amounts of Inventory and the aggregate value thereof at each retail store location and at premises of warehouses or other third parties or is consigned Inventory); and”
(c)Exhibit B (Form of Borrowing Base Certificate) to the Loan Agreement is hereby replaced with the new Exhibit B (Form of Borrowing Base Certificate) attached hereto as Exhibit 1.
6.    Minimum Liquidity. Section 9.18(a) of the Loan Agreement (Financial Covenants) is
hereby amended and restated in its entirety as follows:
“(a) For the period starting on the Amendment Closing Date and ending ninety (90) days after the Amendment Closing Date, Borrower and Guarantors shall not permit Liquidity, at any time, to be less than $2,500,000.00. For the period starting ninety-one (91) days after the

Amendment Closing Date, Borrower and Guarantors shall not permit Liquidity, at any time, to be less than $3,000,000.00.”
7.    Sale of Specific Assets.
(a)Section 9.7 of the Loan Agreement (Sale of Assets, Consolidation, Merger, Dissolution, Etc.) is hereby amended to add the following subclauses (G) and (F) under clause (b):
“(G) the sale and/or disposition of all of the membership interests of Banana G’s LLC (the “Banana G’s Sale”); and
(F) the sale by any of the Loan Parties of any of the Loan Parties’ rights to receive any and all payments, proceeds or distributions of any kind (without set-off, deduction or withholding of any kind) from the United States Internal Revenue Service in respect of the employee retention credits claimed by Debtor on account of wages paid by Debtor and identified as a “Claim for Refund” under Form 941-X Adjusted Employer’s Quarterly Federal Tax Return or Claim for Refund Employee Retention Credits (“ERC Sale”).”
(b)Subject to the terms of the following paragraph, Agent and the Lenders will provide each of the Loan Parties with the ERC Sale Lien Carveout and Consent substantially in the form attached hereto as Exhibit 2 (the “ERC Consent”) to facilitate the planned ERC Sale in accordance with Section 1(b)(i) of this Amendment No. 2 on the form of sale documents substantially in the form attached hereto as Exhibit 3, which shall consist of (i) that certain Trade Confirmation and (ii) that certain Risk Participation of ERC Claim Agreement (collectively, the “ERC Sale Documents”). If the Borrower notifies Agent at least one Business Day in advance that the ERC Sale contemplated herein is scheduled to close, Agent shall deliver the executed ERC Consent in escrow in advance of such closing to Borrower and such ERC Consent shall be automatically released substantially simultaneously with the execution of the ERC Sale Documents. Subject to the satisfaction (or waiver in writing by the Lenders) of the conditions precedent set forth in Section 10 hereof and in reliance upon the representations and warranties of each Loan Party set forth in Section 11 below, Agent and the undersigned Lenders, constituting the Lenders under the Loan Agreement, hereby consent to (i) the ERC Sale and (ii) the guarantee provided by Borrower pursuant to the ERC Documents that would otherwise not be permitted under Section 9.9 of the Loan Agreement (Indebtedness); provided further that no payments by Borrower shall be permitted under the ERC Sale Documents, unless Borrower delivers a certificate of an Authorized Officer to Agent, in form and substance reasonably satisfactory to Agent, certifying that (i) no Default or Event of Default exists or would exist after giving pro forma effect to such payment and (ii) Borrower is in compliance with all Financial Covenants under Section 9.18 of the Loan Agreement (Financial Covenants) prior to or after giving pro forma effect to such payment. Notwithstanding the foregoing, should the ERC Sale not be consummated, for the avoidance of doubt, no Liens shall be released and the foregoing consent shall be void.
(c)Agent and Lenders hereby grant the Loan Parties an indefinite and perpetual waiver for the sale and/or disposition of all of the membership interests of Banana G’s LLC owned by Warehouse Goods LLC in accordance with Section 1(b)(ii) of this Amendment No. 2, provided the Loan Parties continue to make commercially reasonable efforts to unwind this investment and, to the extent the Loan Parties cease using commercially reasonable efforts to effectuate the Banana

G’s Sale (as determined by Agent in its sole discretion), then the Loan Parties shall immediately pledge, or cause to be pledged, all of the membership interests of Banana G’s LLC held by Warehouse Goods LLC pursuant to and in accordance with the Pledge Agreement.
8.Yusen Collateral Access Agreement: The Borrower and the Loan Parties and counsel for Agent shall work in good faith with the counsel for the bailor at the Yusen Bailee Location to enter into a Collateral Access Agreement reasonably acceptable to all parties within seven (7) days of the Amendment Closing Date; provided that if the parties cannot agree to a Collateral Access Agreement by such date, then in lieu of requiring a Collateral Access Agreement for the Yusen Bailee Location, Agent will take a 3-month Reserve of the average monthly expenses plus any other amounts due and owing under that certain Logistics Service Agreement, dated as of September 21, 2022, by and among ARI Logistics B.V., a private limited liability company (“ARI”) and Yusen Logistics (Benelux) B.V. (the “Services Agreement”), and while such Reserve is in place, the dollar thresholds with respect to the Collateral under Section 5.2(h) of the Loan Agreement (Perfection of Security Interests) shall not apply to the Yusen Bailee Location.
“Yusen Bailee Location” shall mean that certain bailment by ARI with Yusen Logistics (Benelux) B.V., located at Appelweg 14, PX Moerdijk, The Netherlands, 4782 PX pursuant to the Services Agreement.
9.The Borrower’s address under Section 13.3 of the Loan Agreement (Notices) shall be updated to the following:
“If to any Borrower or Guarantor:
BORROWER/GUARANTOR
Greenlane, Inc.
1401 Warner Ave, Suite A and D
Tustin, CA 92780
ATTN: Lana Reeve, Chief Financial and Legal Officer
with copies (which shall not constitute notice) to:
Pryor Cashman LLP
7 Times Square
New York, NY 10036
Attn: Jeffrey Johnson
Telephone No.: (212) 326-0118
Telecopy No.: (212) 326-0806
10.The Closing. The “Amendment Closing Date” shall mean the date on which the following closing conditions specified in this Section 10 below are satisfied:
(a) The execution of this Amendment No. 2 by all parties set forth on the signature pages hereto.
(b) Receipt of funds by Agent on behalf of the Lenders of the Total Initial Prepayment Amount as set forth in Section 1(a) above.
11.    The Loan Parties hereby represent and warrant that, as of the date hereof, after giving effect to this Amendment No. 2: (a) the representations and warranties of the Borrower and each other Loan Party contained in Section 8 of the Loan Agreement (Representations and Warranties) are true and correct in all material respects (without duplication of any materiality qualifier set forth therein) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 11, the representations and warranties contained in Section 8.5 of the Loan Agreement (Financial Statements; No Material Adverse Effect) shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 9.6(a)(ii) and (iii) of the Loan Agreement (Financial Statements and Other Information), respectively; (b) the Loan Parties are in compliance in all material respects with all of the terms and provisions set forth in the Loan Agreement and the other Financing Agreements on their part to be observed or performed thereunder; and (c) no Default or Event of Default has occurred and is continuing, or would result from, this Amendment No. 2.
The execution and delivery of this Amendment No. 2 to Agent has been duly authorized by each Loan Party hereto and is permitted under the terms of such Loan Party’s articles, bylaws, limited liability company agreement or other governing document (including, without limitation, any unanimous shareholder agreement or shareholder declaration), as applicable, as the same may be amended, restated, amended and restated, supplemented or otherwise modified prior to the Amendment Closing Date, and by its signature below, each signatory represents the he or she has full authority to execute this Amendment No. 2 on behalf of such Loan Party.
This Amendment No. 2 shall be governed by, and construed in accordance with, the laws of the State of New York. This Amendment No. 2 shall constitute a Financing Agreement and an amendment in writing pursuant to Section 11.4 of the Loan Agreement (Amendments and Waivers).
Except as expressly contemplated hereby, the terms, provisions, conditions and covenants of the Loan Agreement and the other Financing Agreements remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of the transactions contemplated herein shall not, except as expressly set forth herein, operate as a waiver of, consent to, modification or amendment of any term, provision, condition or covenant thereof.
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IN WITNESS WHEREOF, Agent, Lenders, Borrower and Guarantors have caused this Agreement to be duly executed as of the day and year first above written.
BORROWER:
GREENLANE HOLDINGS, INC.
By: /s/ Craig Snyder
Name: Craig Snyder
Title: Chief Executive Officer
GUARANTORS:
ARI LOGISTICS B.V.
By: /s/ N.F. Kovacevich
Name: N.F. Kovacevich
Title: Authorized signatory
CONSCIOUS B.V.
By: /s/ N.F. Kovacevich
Name: N.F. Kovacevich
Title: Authorized signatory
GLOBAL PACIFIC HOLDINGS LLC
By: Warehouse Goods LLC, its sole member
By: Greenlane Holdings, LLC, its sole member
By: Greenlane Holdings, Inc., its manager
By: /s/ Craig Snyder
Name: Craig Snyder
Title: Chief Executive Officer

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GREENLANE HOLDINGS, LLC

By: Greenlane Holdings, Inc., its manager

By: /s/ Craig Synder
Name: Craig Snyder
Title: Chief Executive Officer
GREENLANE HOLDINGS EU B.V.
By: /s/ N.F. Kovacevich
Name: N.F. Kovacevich
Title: Authorized signatory
GS FULFILLMENT LLC
By: Warehouse Goods LLC, its sole member
By: Greenlane Holdings, LLC, its sole member
By: Greenlane Holdings, Inc., its manager
By: /s/ Craig Snyder
Name: Craig Snyder
Title: Chief Executive Officer

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HSCM LLC
By: Warehouse Goods LLC, its sole member
By: Greenlane Holdings, LLC, its sole member
By: Greenlane Holdings, Inc., its manager
By: /s/ Craig Snyder
Name: Craig Snyder
Title: Chief Executive Officer
KCH DISTRIBUTION INC.
By: /s/ Craig Snyder
Name: Craig Snyder
Title: Chief Executive Officer
KIM INTERNATIONAL LLC
By: Merger Sub Gotham 2, LLC, its sole member
By: Greenlane Holdings, Inc., its sole member
By: /s/ Craig Snyder
Name: Craig Snyder
Title: Chief Executive Officer

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KUSH ENERGY, LLC
By: Merger Sub Gotham 2, LLC, its sole member
By: Greenlane Holdings, Inc., its sole member
By: /s/ Craig Snyder
Name: Craig Snyder
Title: Chief Executive Officer
KUSH SUPPLY CO. LLC
By: Merger Sub Gotham 2, LLC, its sole manager
By: Greenlane Holdings, Inc., its sole member
By: /s/ Craig Snyder
Name: Craig Snyder
Title: Chief Executive Officer
MERGER SUB GOTHAM 2, LLC
By: /s/ Craig Snyder
Name: Craig Snyder
Title: Chief Executive Officer

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ROCKETMANG LLC
By: Pollen Gear LLC, its sole manager
By: Greenlane Holdings, LLC, its sole member
By: Greenlane Holdings, Inc., its manager
By: /s/ Craig Snyder
Name: Craig Snyder
Title: Chief Executive Officer
SHAVITA B.V.
By: /s/ N.F. Kovacevich
Name: N.F. Kovacevich
Title: Authorized signatory
SOUTH ATLANTIC HOLDINGS LLC
By: Warehouse Goods LLC, its sole member
By: Greenlane Holdings, LLC, its sole member
By: Greenlane Holdings, Inc., its manager
By: /s/ Craig Snyder
Name: Craig Snyder
Title: Chief Executive Officer

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VAPE WORLD DISTRIBUTION LTD.
By: /s/ Craig Snyder
Name: Craig Snyder
Title: Chief Executive Officer
WAREHOUSE GOODS LLC
By: Greenlane Holdings, LLC, its sole member
By: Greenlane Holdings, Inc., its manager
By: /s/ Craig Snyder
Name: Craig Snyder
Title: Chief Executive Officer
1095 BROKEN SOUND PKWY LLC
By: Warehouse Goods LLC, its sole member
By: Greenlane Holdings, LLC, its sole member
By: Greenlane Holdings, Inc., its manager
By: /s/ Craig Snyder
Name: Craig Snyder
Title: Chief Executive Officer

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POLLEN GEAR LLC
By: Greenlane Holdings, LLC, its sole member
By: Greenlane Holdings, Inc., its manager
By: /s/ Craig Snyder
Name: Craig Snyder
Title: Chief Executive Officer
HS PRODUCTS LLC
By: Warehouse Goods, LLC, its sole member
By: Greenlane Holdings, LLC, its sole member
By: Greenlane Holdings, Inc., its manager
By: /s/ Craig Snyder
Name: Craig Snyder
Title: Chief Executive Officer

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AGENT
WHITEHAWK CAPITAL PARTNERS
LP,
as Agent
By: /s/ Robert Louzan
Name: Robert Louzan
Title: President
LENDERS
WHITEHAWK FINANCE LLC, as a Lender
By: /s/ Robert Louzan
Name: Robert Louzan
Title: President

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